Flagstar Bank 1st Quarter 2014 Earnings Presentation April 23, 2014

Cautionary Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Examples of forward-looking statements include statements regarding our expectations, beliefs, plans, goals, objectives and future financial or other performance. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Any forward- looking statement speaks only as of the date on which it is made. Except to fulfill our obligations under the U.S. securities laws, we undertake no obligation to update any such statement to reflect events or circumstances after the date on which it is made. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include: 1. General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other related activity and the further decline of asset values in certain geographic markets, that affect us or our counterparties; 2. Volatile interest rates, and our ability to effectively hedge against them, which could affect, among other things, (i) the mortgage business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds, (iv) our cost of funds and (v) investments in MSRs; 3. The adequacy of our allowance for loan losses and our representation and warranty reserves; 4. Changes in accounting standards generally applicable to us and our application of such standards, including in the calculation of the fair value of our assets and liabilities; 5. Our ability to borrow funds, maintain or increase deposits or raise capital on commercially reasonable terms or at all and our ability to achieve or maintain desired capital ratios; 6. Changes in material factors affecting our loan portfolio, particularly our residential mortgage loans, and the market areas where our business is geographically concentrated or further loan portfolio or geographic concentration; 7. Changes in, or expansion of, the regulation of financial services companies and government-sponsored housing enterprises, including new legislation, regulations, rulemaking and interpretive guidance, enforcement actions, the imposition of fines and other penalties by our regulators, the impact of existing laws and regulations, new or changed roles or guidelines of government-sponsored entities, changes in regulatory capital ratios, and increases in deposit insurance premiums and special assessments of the Federal Deposit Insurance Corporation; 8. Our ability to comply with the terms and conditions of the Supervisory Agreement with the Board of Governors of the Federal Reserve and the Bank’s ability to comply with the Consent Order with the Office of Comptroller of the Currency, and our ability to address matters raised by our regulators, including Matters Requiring Attention and Matters Requiring Immediate Attention, if any; 9. The Bank’s ability to make capital distributions and our ability to pay dividends on our capital stock or interest on our trust preferred securities; 10. Our ability to attract and retain senior management and other qualified personnel to execute our business strategy, including our entry into new lines of business, our introduction of new products and services and management of risks relating thereto, and our competing in the mortgage loan originations and servicing and commercial and retail banking lines of business; 11. Our ability to satisfy our servicing and sub-servicing obligations and manage repurchases and indemnity demands by mortgage loan purchasers, guarantors and insurers; 12. The outcome and cost of defending current and future legal or regulatory litigation, proceedings or investigations; 13. Our ability to create and maintain an effective risk management framework and effectively manage risk, including, among other things, market, interest rate, credit and liquidity risk, including risks relating to the cyclicality and seasonality of our mortgage banking business, litigation and regulatory risk, operational risk, counterparty risk and reputational risk; 14. The control by, and influence of, our majority stockholder; 15. A failure of, interruption in or cybersecurity attack on our network or computer systems, which could impact our ability to properly collect, process and maintain personal data and system integrity with respect to funds settlement; 16. Our ability to meet our forecasted earnings such that we are able to realize the benefits of reversing our deferred tax allowance, or the need to increase the valuation allowance in future periods; 17. Our compliance with the terms and conditions of the agreement with the U.S. Department of Justice and the impact of compliance with that agreement and our ability to accurately estimate the financial impact of that agreement, including the fair value and timing of the future payments; and 18. The downgrade of the long-term credit rating of the U.S. by one or more ratings agencies could materially affect global and domestic financial markets and economic conditions. All of the above factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time, and it is not possible for our management to predict all such factors or to assess the effect of each such factor on our business. Although we believe that these forward-looking statements are based on reasonable estimates and assumptions, they are not guaranties of future performance and are subject to known and unknown risks, uncertainties, contingencies and other factors. Accordingly, we cannot give you any assurance that our expectations will in fact occur or that actual results will not differ materially from those expressed or implied by such forward-looking statements. In light of the significant uncertainties inherent in forward- looking statements, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. 2 1st Quarter 2014 Earnings Presentation

First Quarter 2014 Highlights 3 1st Quarter 2014 Earnings Presentation (in millions) • Net loss applicable to common stockholders of $78.9 million, as compared to income of $160.5 million in prior quarter • Fourth quarter 2013 results were impacted by several significant one-time items: • $410.4 million tax benefit primarily due to the reversal of the deferred tax asset valuation allowance • $177.6 million loss on extinguishment of debt from prepayment of $2.9 billion in long-term FHLB • $61.0 million in expense related to DOJ settlement • $24.9 million benefit from releases of reserves related to settlement agreements with Fannie Mae and Freddie Mac • Gain on loan sale margin increased in the face of a difficult mortgage environment • Gain on sale margin (based on fallout-adjusted rate locks) increased to 93 bps, from 85 bps in prior quarter (“PQ”) • Net gain on loan sales slightly increased to $45.3 million, from $44.8 million in PQ • Fallout adjusted mortgage rate lock commitments decreased to $4.9 billion from $5.3 billion in PQ • Mortgage originations decreased to $4.9 billion, from $6.4 billion in PQ • Continued improvement in credit-related costs and asset quality • Sold $35.1 million UPB of residential first mortgage non-performing and TDR loans • Charge-offs, net of recoveries decreased to $12.3 million, from $14.1 million in PQ • Non-performing assets decreased to $141.8 million, from $182.3 million in PQ • Ratio of allowance for loan losses to non-performing loans held-for- investment at 286.9 percent increased from 145.9 percent at December 31, 2013 • Allowance for loan losses increased to $307.0 million from $207.0 million at December 31, 2013 $22.2 $65.8 $12.8 $160.5 ($78.9) Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Net Income to Common Stockholders

Summary of Financial Results 4 (1) Excludes loans carried under the fair value option. (2) See Non-GAAP reconciliation. 1st Quarter 2014 Earnings Presentation Q1 2014 Q4 2013 Q1 2013 Net Interest Income $58.2 $41.2 $55.7 Provision $112.3 $14.1 $20.4 Gain on Loan Sale $45.3 $44.8 $137.5 Net Servicing Revenue $19.6 $28.9 $20.4 Net (Loss) Income Applicable to Common Shareholders ($78.9) $160.5 $22.2 Diluted (Loss) Earnings per Share ($1.51) $2.77 $0.33 Total Assets $9,611.4 $9,407.3 $13,094.2 Total Stockholders' Equity $1,351.3 $1,425.9 $1,184.0 Return on Average Assets (3.39)% 5.70% 0.65% Return on Average Equity (21.85)% 50.39% 7.55% Book Value per Common Share $19.29 $20.66 $16.46 NPLs / Gross Loans HFI 2.76% 3.59% 7.79% NPAs / Total Assets (Bank) 1.49% 1.95% 3.70% ALLL / NPLs (1) 286.9% 145.9% 78.5% ALLL / Gross Loans HFI (1) 8.11% 5.42% 6.11% NPAs / Tier 1 Capital + Allowance for Loan Losses (1) (2) 9.8% 12.4% 30.1% Tier 1 Leverage to Adjusted Assets Ratio 12.44% 13.97% 10.14% Tier 1 Leverage (estimated under Basel III) (2) 10.94% N/A N/A Total Risk Based Capital Ratio 24.93% 28.11% 22.53% Total Equity / Total Assets 14.06% 15.16% 9.04% MSR to Tier 1 Capital (2) 28.1% 22.6% 55.1%

$55.7 $47.1 $42.7 $41.2 $58.2 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Net Interest Income and Margin Net interest income Net Interest Income and Margin Trends 5 1st Quarter 2014 Earnings Presentation (in millions) (in millions) $26.8 $22.2 $22.3 $17.3 $13.7 $15.0 $13.2 $12.3 $7.6 $7.9 $50.1 $46.3 $41.0 $39.3 $37.1 $3.0 $3.3 $3.2 $7.7 $7.7 3.15% 3.01% 2.98% 2.98% 3.39% 0.00% 1.00% 2.00% 3.00% 4.00% $0 $20 $40 $60 $80 $100 $120 $140 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 HFS Repurchased w/ Gov't Guarantees HFI Interest Income Other Interest Income Avg. Yield on Interest Earning Assets Interest Income $13.5 $12.1 $10.0 $6.7 $6.0 $24.2 $24.2 $24.4 $22.3 $0.5 $1.7 $1.6 $1.7 $1.7 $1.6 1.54% 1.58% 1.58% 1.44% 0.52% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Deposits FHLB Other Avg. Cost of Funds Interest Expense (in millions) Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Net Interest margin (Bank) 1.89% 1.72% 1.68% 1.80% 3.05%

6 Residential First Mortgage Originations Trends (in millions) (in millions) (in millions) 1st Quarter 2014 Earnings Presentation $1,168 $887 $581 $339 $222 $1,033 $665 $557 $745 $696 $10,222 $9,330 $6,598 $5,352 $3,945 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 HARP 2.0 Jumbo Conventional and other Residential First Mortgage Origination Breakout $2,339 $3,147 $3,682 $3,673 $2,797 $10,084 $7,735 $4,054 $2,763 $2,066 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Purchase Originations Refinance Originations By Product $12,423 $10,882 $7,736 $6,436 $4,863 $697 $575 $412 $296 $226 $3,201 $2,975 $1,846 $1,591 $1,091 $8,525 $7,333 $5,478 $4,548 $3,546 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Retail Broker Correspondent By Channel $12,423 $10,882 $7,736 $6,436 $4,863

7 Gain on Loan Sales and Margin (in millions) 1st Quarter 2014 Earnings Presentation $137.5 $144.8 $75.1 $44.8 $45.3 1.40% 1.47% 1.14% 0.85% 0.93% 0.00% 0.50% 1.00% 1.50% $0 $20 $40 $60 $80 $100 $120 $140 $160 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Gain on Loan Sales GOS Margin (based on fallout-adjusted locks) Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Fallout Adjusted Mortgage Locks (billions) $9.8 $9.8 $6.6 $5.3 $4.9 Net Margin (fallout adjusted) 1.40% 1.47% 1.14% 0.85% 0.93% Loans sal s and securitizations (billions) $12.8 $11.1 $8.3 $6.8 $4.5 Net Margin (loan sales) 1.07% 1.30% 0.90% 0.66% 1.01% Gross Mortgage Locks (billions) $12.1 $12.4 $8.3 $6.5 $6.0 Mortgage Originations (billions) $12.4 $10.9 $7.7 $6.4 $4.9

Cost Optimization Efforts on Track 8 Note: - Fixed expenses include compensation and benefits, occupancy and equipment, FDIC premiums, asset resolution, legal and professional expense, and other non-interest expense. - Variable expenses include commissions and loan processing expense. 1st Quarter 2014 Earnings Presentation (in millions) $786.4 Annualized NIE Run-Rate (1) (1) See Non-GAAP reconciliation. Q4 2013 non-interest expense run-rate excludes non-recurring significant items - $177.6 million loss on extinguishment of debt from FHLB prepayment adjustment and $61.0 million in incremental expense related to Department of Justice estimated liability. $648.0 $574.4 $541.6 $527.6 $497.6 $138.4 $123.2 $92.0 $72.8 $59.6 400.0 450.0 500.0 550.0 600.0 650.0 700.0 750.0 800.0 1Q 2013 Run-rate 2Q 2013 Run-rate Q3 2013 Run-rate Q4 2013 Run-rate Q1 2014 Run-rate Fixed Expenses Variable Expenses $697.6 $633.6 $600.4 $557.2

9 Non-Performing Loans (in millions) 1st Quarter 2014 Earnings Presentation $56.5 $24.0 $21.1 $25.8 $11.6 $89.4 $72.2 $23.6 $20.9 $14.7 $223.4 $161.7 $94.1 $99.0 $84.4 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Non-performing TDRs Non-performing TDRs at inception but performing for less than six months Non-performing loans held-for-investment $369.3 $257.9 $138.8 $145.7 $110.7

10 Strong Allowance Coverage (in millions) 1st Quarter 2014 Earnings Presentation (in millions) $255.6 $213.5 $176.9 $185.0 $284.2 $303.2 $194.2 $123.3 $144.2 $109.0 $0 $50 $100 $150 $200 $250 $300 $350 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Consumer Allowance for Loan Losses Consumer Non-Performing Loans Consumer Allowance Coverage $34.4 $29.5 $30.1 $22.0 $22.8 $66.1 $63.8 $15.5 $1.5 $1.8 $0 $10 $20 $30 $40 $50 $60 $70 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Commercial Allowance for Loan Losses Commercial Non-Performing Loans Commercial Allowance Coverage

11 1st Quarter 2014 Earnings Presentation Current Interest Only Loans – Payment Shock vs. Current and Original Monthly Payments (in millions) $266.2 $351.3 $57.4 $271.6 $21.2 69% 104% 101% 64% 92% 52% 58% 53% 46% 52% 0% 20% 40% 60% 80% 100% 120% $0 $50 $100 $150 $200 $250 $300 $350 $400 2014 2015 2016 2017 Thereafter UPB Payment Shock to Average Current Monthly Payment Payment Shock to Average Original Monthly Payment

Special Servicers 1st Quarter 2014 Earnings Presentation 12 Flagstar Performing Mortgage Servicer Flagstar Mortgage Originations Subservicing agreement Flagstar Balance Sheet MSR-acquiring entities Bulk and Flow MSR sales Flagstar Bank Regulated Depository • Private label structure • Flagstar remains Master Servicer • Seamless to the mortgage borrower Flagstar originations generate MSRs 1 Flagstar manages its MSR-to-Capital concentrations 2 Flagstar retains a portion of the servicing economics, as well as borrower relationships 3 Flagstar streamlines its operations through outsourcing of default servicing 4 Default servicing outsourcing agreement Alternative sources of MSRs Bulk and Flow MSR sales Mortgage Servicing Rights

Net Income Bridge – Q4 2013 to Q1 2014 13 1st Quarter 2014 Earnings Presentation ($ in millions) $160.5 ($78.9) $17.0 ($98.2) ($7.0) ($9.3) $0.6 $12.6 ($13.8) $4.0 $2.2 ($8.1) $177.6 $65.3 ($370.4) ($11.9) ($100) ($50) $0 $50 $100 $150 $200 $250 $300 $350 Legend: Higher income / lower expense Lower income / higher expense

Condensed Income Statement 14 Totals may not foot due to rounding 1st Quarter 2014 Earnings Presentation (in millions, except per share data) Q1 2014 Q4 2013 Q1 2013 Net interest income $58.2 $41.2 $55.7 Provision for loan losses 112.3 14.1 20.4 Net interest (loss) income after provision for loan losses (54.1) 27.1 35.3 Non-interest income 75.0 113.1 184.9 Non-Interest expense 139.3 388.7 196.6 (Loss) income before federal income taxes (118.4) (248.5) 23.6 Benefit for federal income taxes (40.0) (410.4) - Net (loss) income (78.4) 161.9 23.6 Preferred stock dividend/accretion (0.5) (1.4) (1.4) Net (loss) income applicable to common stockholders ($78.9) $160.5 $22.2 Diluted (loss) earnings per share ($1.51) $2.79 $0.33

Balance Sheet Highlights 15 Totals may not foot due to rounding 1st Quarter 2014 Earnings Presentation Balance Sheet as of March 31, 2014 (in billions) Assets Liabilities / Equity Cash Securities Loans MSR Other Deposits FHLB Advances Long term debt Other Liabilities Equity $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $9.6 $9.6 (in millions) March 31, 2014 December 31, 2013 March 31, 2013 Total Assets $9,611.4 $9,407.3 $13,094.2 Cash and Interest Earning Deposits $219.2 $280.5 $2,230.7 Residential first mortgage loans $2,348.7 $2,508.9 $2,991.4 Second mortgage loans 164.6 169.5 112.4 Commercial real estate loans 513.0 408.9 562.9 Warehouse loans 408.9 423.5 750.8 Consumer lending (including HELOC and other) 308.3 327.3 212.3 Other commercial loans 276.4 217.5 113.5 Investment loan portfolio $4,019.9 $4,055.8 $4,743.3 Loans held for sale $1,673.8 $1,480.4 $2,677.3 Loans repurchased with government guarantees 1,266.7 1,273.7 1,604.9 Total Loans $6,960.4 $6,809.9 $9,025.5 Investment securities available - for- sale $1,207.4 $1,045.5 $169.8 Mortgage servicing rights $320.2 $284.7 $727.2

Note: Retail core deposits include checking accounts, savings accounts, and money market accounts. 16 Continued Improvement in Funding Mix (in millions) 1st Quarter 2014 Earnings Presentation $3,471.8 $3,612.6 $3,798.8 $3,781.7 $3,864.4 57.1% 62.7% 72.6% 78.7% 80.2% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Retail core deposits* Retail core deposits / retail deposits* (in millions) Core Deposits $6,224.1 $5,913.5 $5,368.0 $4,946.1 $4,986.3 $774.9 $654.9 $556.0 $602.4 $731.2 $773.8 $827.3 $669.3 $583.1 $592.5 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Retail Deposits Government Deposits Wholesale Deposits Company Controlled Deposits Total Deposits $7,470.1 $6,649.3 $6,140.3 $6,310.3 $7,847.3 *Excludes commercial deposits.

Commercial Loan Portfolio Trends 17 1st Quarter 2014 Earnings Presentation (in millions) Note: Reflects unpaid principal balance, net of write downs, does not include premiums or discounts. (in millions) $262.6 $320.2 $386.0 $433.2 $614.5 $414.0 $321.9 $238.8 $195.4 $181.0 $0 $150 $300 $450 $600 $750 $900 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Originated after 2009 Originated 2009 and Prior Commercial Loan Balances $66.2 $56.1 $68.5 $48.7 $154.7 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Commercial Loan Originations

Primary Credit-Related Costs 18 1st Quarter 2014 Earnings Presentation (in millions) $20.4 $31.6 $4.1 $14.1 $112.3 $16.4 $15.9 $16.3 $3.4 $11.5 $17.4 $28.9 $5.2 ($15.4) ($1.7) ($40) ($20) $0 $20 $40 $60 $80 $100 $120 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Provision for loan losses Asset resolution Representation and warranty reserve – change in estimate $54.2 $76.4 $25.6 $2.1 $122.1

19 Representation and Warranty Reserve Details 1st Quarter 2014 Earnings Presentation Repurchase Pipeline 2,572 3,765 2,105 1,068 1,076 803 742 1,687 644 640 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Audit File Pulls (units) Fannie Mae Freddie Mac 3,375 4,507 3,792 1,712 1,716 1,037 662 679 455 99 202 138 125 180 70 0 200 400 600 800 1000 1200 1400 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Repurchase Demands (units) Fannie Mae Freddie Mac 1,239 800 804 635 169 (in millions) $187.0 $115.0 $155.0 $97.2 $69.4 9.9% 7.5% 7.8% 20.7% 29.9% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% $0 $50 $100 $150 $200 $250 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Repurchase Pipeline % demands 180+ days old (in millions) Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Beginning balance $193.0 $185.0 $185.0 $174.0 $54.0 Additions $23.2 $34.0 $8.9 ($12.4) ($0.4) Net charge-offs ($31.2) ($34.0) ($19.9) ($107.6) ($5.6) Ending Balance $185.0 $185.0 $174.0 $54.0 $48.0

20 Regulatory Capital Ratios 1st Quarter 2014 Earnings Presentation *Estimated Basel III Tier 1 leverage ratio (see Non-GAAP reconciliation) 9.31% 8.95% 8.64% 9.07% 9.31% 9.26% 10.14% 11.00% 11.98% 13.97% 12.44% 17.64% 16.64% 16.06% 17.03% 17.58% 17.18% 22.53% 25.01% 27.85% 28.11% 24.93% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Tier 1 leverage ratio Total risk-based capital ratio *10.94

1st Quarter 2014 Earnings Presentation 21 Appendix

1st Quarter 2014 Earnings Presentation 22 Summary Asset Quality (1) Consumer loans include: residential first mortgage, second mortgage, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans. (2) Excludes loans carried under fair value option. Totals may not foot due to rounding (in millions) Q1 2014 Q4 2013 Q1 2013 Consumer (1) $49.3 $41.0 $58.4 Commercial (1) 2.1 - 1.5 Total 30 - 59 Days Past Due $51.4 $41.0 $59.8 Consumer (1) $15.5 $20.7 $20.5 Commercial (1) - - 6.4 Total 60 - 89 Days Past Due $15.5 $20.7 $26.9 Consumer (1) $109.0 $144.2 $303.2 Commercial (1) 1.8 1.5 66.1 Total Greater than 90 days Past Due $110.7 $145.7 $369.3 Non-performing Assets $141.8 $182.3 $483.7 To Total Assets (Bank only) 1.49% 1.95% 3.70% Provision for Loan Losses $112.3 $14.1 $20.4 Charge-offs, Net of Recoveries $12.3 $14.1 $35.4 Allowance for Loan Losses $307.0 $207.0 $290.0 To Loans Held for Investment (2) 8.11% 5.42% 6.11% To Non-performing Loans 286.9% 145.9% 78.5% Real Estate Owned $31.1 $36.6 $114.4

First Mortgage Portfolio – by State

1st Quarter 2014 Earnings Presentation

$ in thousands

State	HFS ARM	HFS Fixed	HFS Balloon	HFS Total	HFS % of Total	HFI ARM	HFI Fixed	HFI Balloon	HFI Total	HFI % of Total
CA	$ 204,582	$ 394,844	$ -	599,426	37.0%	$ 436,991	$ 200,976	$ 12,516	$ 650,483	27.6%
FL	28,017	118,260	-	146,276	9.0%	213,243	106,581	9,891	329,715	14.0%
MI	8,833	54,210	157	63,200	3.9%	198,135	47,636	10,463	256,234	10.9%
WA	13,769	38,517	-	52,286	3.2%	69,793	35,581	5,000	110,374	4.7%
AZ	5,568	36,017	-	41,584	2.6%	67,458	28,582	1,671	97,711	4.1%
MD	13,520	25,008	-	38,527	2.4%	42,378	24,526	2,599	69,503	3.0%
CO	7,275	32,938	197	40,410	2.5%	45,757	18,942	3,076	67,775	2.9%
NY	6,124	49,997	-	56,121	3.5%	27,632	32,006	3,565	63,203	2.7%
VA	7,008	20,781	-	27,789	1.7%	37,645	15,442	4,093	57,180	2.4%
TX	20,200	103,670	-	123,869	7.6%	28,361	25,828	2,044	56,233	2.4%
IL	17,947	26,789	308	45,043	2.8%	32,875	17,030	1,402	51,307	2.2%
GA	3,746	27,539	-	31,285	1.9%	26,057	18,962	1,237	46,256	2.0%
NJ	9,753	22,878	149	32,780	2.0%	25,572	19,783	2,889	48,244	2.0%
NV	1,768	10,079	-	11,846	0.7%	32,117	9,750	1,440	43,307	1.8%
OH	2,547	13,747	-	16,294	1.0%	27,441	8,230	534	36,205	1.5%
OTHER	44,043	250,695	339	295,077	18.2%	222,014	132,621	16,552	371,187	15.8%
Total :	$ 394,699	$ 1,225,966	$ 1,150	$ 1,621,815	100%	$ 1,533,469	$ 742,476	$ 78,972	$ 2,354,917	100%

Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items.

Totals may not foot due to rounding

23

Flagstar Bancorp

1st Quarter 2014 Earnings Presentation 24 First Mortgage Portfolio – by Vintage Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items. Totals may not foot due to rounding $ in thousands Year HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total Older $ - $ - $ 197 $ 197 0.0% $ 37,697 $ 18,951 $ 2,346 $ 58,994 2.5% 2003 - - 465 465 0.0% 124,571 14,584 3,918 143,073 6.1% 2004 317 304 - 621 0.1% 417,342 24,822 7,891 450,055 19.1% 2005 250 1,667 - 1,917 0.1% 447,784 34,654 13,760 496,198 21.1% 2006 - 534 - 534 0.0% 94,508 95,281 11,270 201,059 8.5% 2007 150 4,801 488 5,439 0.3% 236,620 378,772 37,821 653,213 27.7% 2008 - 9,341 - 9,341 0.6% 10,084 83,370 1,905 95,359 4.0% 2009 - 13,885 - 13,885 0.9% 7,192 34,486 - 41,678 1.8% 2010 - 2,940 - 2,940 0.2% 9,233 11,790 - 21,023 0.9% 2011 - 3,170 - 3,170 0.2% 15,503 12,204 61 27,768 1.2% 2012 - 4,743 - 4,743 0.3% 12,195 14,590 - 26,785 1.1% 2013 116,891 789 - 117,680 7.3% 35,559 12,574 - 48,133 2.0% 2014 277,091 1,183,792 - 1,460,883 90.1% 85,181 6,398 - 91,579 3.9% Total : $ 394,699 $ 1,225,966 $ 1,150 $ 1,621,815 100% $ 1,533,469 $ 742,476 $ 78,972 $ 2,354,917 100%

1st Quarter 2014 Earnings Presentation 25 First Mortgage Portfolio – by Original FICO Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items. Totals may not foot due to rounding $ in thousands FICO HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total < 580 $ - $ 4,652 $ - $ 4,652 0.3% 16,295 26,177 936 $ 43,408 1.8% 580 - 619 - 7,652 - 7,652 0.5% 19,489 43,374 1,571 64,434 2.7% 620 - 659 9,487 150,889 505 160,881 9.9% 91,932 81,475 5,541 178,948 7.6% 660 - 699 20,552 246,665 149 267,366 16.5% 377,870 179,967 26,983 584,820 24.8% > 699 364,660 816,108 496 1,181,264 72.8% 1,027,883 411,483 43,941 1,483,307 63.0% Total : $ 394,699 $ 1,225,966 $ 1,150 $ 1,621,815 100% $ 1,533,469 $ 742,476 $ 78,972 $ 2,354,917 100%

1st Quarter 2014 Earnings Presentation 26 First Mortgage Portfolio – by Original LTV Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items. Totals may not foot due to rounding $ in thousands Original LTV HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total <=70.00% $ 166,519 $ 262,708 $ - $ 429,227 26.5% $ 425,653 $ 198,880 $ 18,960 $ 643,493 27.3% >70.00% - 79.99% 179,495 379,630 614 559,739 34.5% 930,291 364,372 45,656 1,340,319 56.9% >80.00% - 89.99% 18,989 136,641 339 155,969 9.6% 94,792 67,363 9,041 171,196 7.3% >90.00% - 99.99% 28,812 416,203 197 445,212 27.5% 81,384 103,808 5,087 190,279 8.1% 100.00% -109.99% 884 18,344 - 19,228 1.2% 976 5,260 - 6,236 0.3% 110.00% -124.99% - 7,315 - 7,315 0.5% 373 2,045 109 2,527 0.1% >125.00% - 5,125 - 5,125 0.3% - 748 119 867 0.0% Total: $ 394,699 $ 1,225,966 $ 1,150 $ 1,621,815 100% $ 1,533,469 $ 742,476 $ 78,972 $ 2,354,917 100%

1st Quarter 2014 Earnings Presentation 27 First Mortgage Portfolio – by HPI Adjusted LTV Note: Reflects unpaid principal balance, net of write downs, of underlying loans before accounting adjustments for discounts and other items. The housing price index (HPI adjusted) LTV is updated from the original LTV based on Metropolitan Statistical Area-level Office of Federal Housing Enterprise Oversight (OFHEO) data. Totals may not foot due to rounding $ in thousands HPI Adjusted LTV HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total <=70.00% $ 169,477 $ 260,998 $ - $ 430,475 26.5% $ 583,521 $ 187,755 $ 15,417 $ 786,693 33.4% 70.00% - 79.99% 174,179 359,622 505 534,306 32.9% 352,083 119,619 12,016 483,718 20.5% 80.00% - 89.99% 18,015 140,597 339 158,951 9.8% 227,465 140,517 14,876 382,858 16.3% 90.00% - 99.99% 26,803 345,603 157 372,563 23.0% 174,238 127,891 12,885 315,014 13.4% 100.00% -109.99% 3,622 68,809 149 72,580 4.5% 110,320 83,429 13,477 207,226 8.8% 110.00% -124.99% 229 19,739 - 19,968 1.2% 61,228 55,269 7,342 123,839 5.3% >=125.00% 2,374 30,598 - 32,972 2.0% 24,614 27,996 2,959 55,569 2.4% Total : $ 394,699 $ 1,225,966 $ 1,150 $ 1,621,815 100% $ 1,533,469 $ 742,476 $ 78,972 $ 2,354,917 100%

1st Quarter 2014 Earnings Presentation 28 Asset Quality by Loan Type - HFI Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Totals may not foot due to rounding $ in thousands Loan Type Balance Non-performing Loans % of Balance % of Overall NPLs Q1 '14 Charge Offs, Net of Recoveries Collectively Evaluated Reserves Individually Evaluated Reserves Total Reserves Residential first mortgage $2,348,691 $101,346 4.3% 91.5% ($9,747) $175,082 $81,209 $256,291 Second mortgage 164,627 2,805 1.7% 2.5% (984) 8.830 4,625 13,455 Warehouse 408,874 - - - - 1,465 - 1,465 HELOC 273,454 4,668 1.7% 4.2% (2,640) 11,331 262 11,593 Consumer 34,875 164 0.5% 0.1% (141) 1,438 - 1,438 Commercial RE 512,994 1,766 0.3% 1.6% 1,115 18,029 102 18,131 Commercial and Industrial 266,176 - - - 29 4,477 - 4,477 Commercial lease financing 10,180 - - - 47 150 - 150 Total: $4,019,871 $110,749 2.7% 100.0% ($12,321) $256,291 $86,198 $307,000

1st Quarter 2014 Earnings Presentation 29 Non-performing Loans HFI – by State Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. Totals may not foot due to rounding $ in thousands State Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Consumer Total Percent of Total FL $26,954 26.7% $63 $621 $0 $0 $27,638 25.1% CA 14,021 13.8% 333 1,137 - - 15,491 14.0% NY 8,957 8.8% 148 209 - - 9,314 8.4% MI 4,875 4.8% 865 1,051 1,766 128 8,685 7.8% NJ 5,973 5.9% 89 37 - - 6,099 5.5% MD 4,041 4.0% 93 - - - 4,134 3.7% TX 3,600 3.6% 17 293 - - 3,910 3.5% WA 3,673 3.6% - - - - 3,673 3.3% IL 2,478 2.4% 7 92 - - 2,577 2.3% AZ 2,240 2.2% - 183 - - 2,423 2.2% GA 2,365 2.3% 5 12 - - 2,382 2.2% HI 1,982 2.0% 83 9 - - 2,074 1.9% NV 1,807 1.8% 41 7 - - 1,855 1.7% OH 1,362 1.3% - 451 - - 1,813 1.6% SC 1,473 1.5% 217 - - - 1,690 1.5% other 15,545 15.3% 844 566 - 36 16,991 15.3% Total $101,346 100.0% $2,805 $4,668 $1,766 $164 $110,749 100.0%

1st Quarter 2014 Earnings Presentation 30 Non-performing Loans HFI – by Vintage Totals may not foot due to rounding Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. $ in thousands Vintage First Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Other Consumer Total Percent of Total Older $7,343 7.2% $489 $668 $266 $4 $8,770 7.9% 2004 9,634 9.5% 128 410 - 1 10,173 9.2% 2005 9,921 9.8% 474 1,427 - - 11,822 10.7% 2006 9,167 9.0% 253 1,406 1,500 2 12,328 11.1% 2007 36,310 35.8% 1,206 714 - 22 38,250 34.5% 2008 20,378 20.1% - 43 - - 20,422 18.4% 2009 3,422 3.4% 41 - - 1 3,464 3.1% 2010 2,037 2.0% 137 - - 30 2,204 2.0% 2011 2,205 2.2% 76 - - 30 2,311 2.1% 2012 159 0.2% - - - 13 172 0.2% 2013 771 0.8% - - - 61 833 0.8% Total $101,346 100.0% $2,805 $4,668 $1,766 $164 $110,749 100%

31 Troubled Debt Restructuring (TDR) Portfolio 1st Quarter 2014 Earnings Presentation (in millions) $56.5 $24.0 $21.1 $25.8 $11.6 $89.4 $72.2 $23.7 $20.9 $14.7 $598.1 $451.1 $387.9 $383.0 $374.7 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Non-performing TDRs Performing nonaccrual Performing accrual $547.3 $432.7 $429.7 $401.1 $744.0

75% 77% 72% 73% 74% 75% 76% 77% 78% 79% 80% Q1 2014 LTV Original Current 32 1st Quarter 2014 Earnings Presentation Credit Quality of Interest Only Portfolio 725 734 720 722 724 726 728 730 732 734 736 Q1 2014 Average Current FICO Original Current

33 1st Quarter 2014 Earnings Presentation 2nd Mortgage and HELOC Portfolio Orginated in 2009 and Prior (in millions) 729 728 0 100 200 300 400 500 600 700 800 Q1 2014 Average Current FICO 2nd Mortgages HELOCs 7.01% 5.56% 0% 1% 2% 3% 4% 5% 6% 7% 8% Q1 2014 Average Note Rate 2nd Mortgages HELOCs $165.1 $273.1 $0 $50 $100 $150 $200 $250 $300 Q1 2014 Balances 2nd Mortgages HELOCs

Deposit Mix

1st Quarter 2014 Earnings Presentation

(millions)	March 31, 2014		December 31, 2013		March 31, 2013	
	Balance	Rate	Balance	Rate	Balance	Rate
Branch Retail Deposits:						
Demand deposits	$ 700	0.08%	$ 670	0.09%	$ 632	0.13%
Savings deposits	2,918	0.52%	2,850	0.46%	2,497	0.78%
Money market deposits	246	0.15%	262	0.15%	342	0.26%
Certificates of deposit	956	0.73%	1,023	0.72%	2,609	0.89%
Total branch deposits	$ 4,820	0.48%	$ 4,805	0.45%	$ 6,081	0.73%
Commercial Retail Deposits:						
Demand deposits	$ 111	0.01%	$ 94	0.01%	$ 96	0.15%
Savings deposits	26	0.49%	20	0.40%	16	0.76%
Money market deposits	25	0.54%	25	0.54%	28	0.70%
Commercial Certificates of deposit	3	0.53%	3	0.41%	4	0.87%
Total commercial deposits	$ 166	0.18%	$ 141	0.17%	$ 143	0.34%
Total Retail deposits	$ 4,986		$ 4,946		$ 6,224	
Government Banking Deposits:						
Demand deposits	$ 143	0.38%	$ 104	0.26%	$ 103	0.37%
Savings deposits	251	0.52%	183	0.27%	213	0.29%
Certificates of deposit	337	0.39%	315	0.38%	459	0.53%
Total government banking deposits	$ 731	0.43%	$ 602	0.33%	$ 775	0.44%
Company controlled deposits	$ 593	0.00%	$ 583	0.00%	$ 774	0.00%
Wholesale deposits	-	-	9	3.43%	74	4.80%
Total deposits	$ 6,310	0.43%	$ 6,140	0.39%	$ 7,847	0.66%
Number of banking branches	106		111		111	

(1) Approximately $250.2 million of retail CDs represent government deposit relationships that have been exchanged for retail CDs as part of our participation in the CDARs program at March 31, 2014.

Note: Represents the ending balance and rate for period noted. Retail core deposits include demand, savings and money market accounts.

Totals may not foot due to rounding

34

Flagstar Bancorp

1st Quarter 2014 Earnings Presentation 35 Non – GAAP Reconciliation Totals may not foot due to rounding $ in millions Q1 2014 Q4 2013 Q3 2013 Q2 2013 Q1 2013 Efficiency ratio (adjusted) Net interest income (a) $58.2 $41.2 $42.7 $47.1 $55.7 Noninterest income (b) 75.0 113.1 134.3 220.0 184.9 Less provisions: Representation and warranty reserve - change in estimate (1.7) 9.5 5.2 28.9 17.4 Significant one-time items: Net impairment loss recognized through earnings - - - 8.8 - Representation and warranty reserve – change in estimate (one time) - (24.9) - - - Other noninterest income 21.1 - - (36.9) - Adjusted income (c) $152.5 $138.9 $182.2 $267.9 $258.0 Noninterest expense (d) 139.3 388.7 158.4 174.4 196.6 Significant one-time items: Loss on extinguishment of debt - (177.6) - - - Legal and professional expense - (61.0) - 10.0 - Adjusted noninterest expense (e) $139.3 $150.1 $158.4 $184.4 $196.6 Efficiency ratio (d/(a+b)) 104.6% 251.8% 89.5% 65.3% 81.7% Efficiency ratio (adjusted) (e/c) 91.3% 108.1% 87.0% 68.8% 76.2%

$ in millions March 31, 2014 December 31, 2013 March 31, 2013 Non-performing assets $141.8 $182.3 $483.7 Tier 1 Capital 1,139.8 1,257.6 1,318.8 Allowance for Loan Losses 307.0 207.0 290.0 Tier 1 Capital + Allowance for Loan Losses $1,446.8 $1,464.6 1,608.8 Non-performing assets/ Tier 1 Capital + Allowance for Loan Losses 9.8% 12.4% 30.1% Non – GAAP Reconciliation (cont’d) 1st Quarter 2014 Earnings Presentation 36 $ in millions March 31, 2014 December 31, 2013 March 31, 2013 Mortgage Servicing Rights $320.2 $284.7 $727.2 Tier 1 Capital 1,139.8 1,257.6 1,318.8 MSR to Tier 1 ratio 28.1% 22.6% 55.1%

$ in millions March 31, 2014 Flagstar Bank (the Bank) Common Equity Tier 1 (to Risk Weighted Assets) Tier 1 Leverage (to Adjusted Tangible Assets) (1) Regulatory capital – Basel I to Basel III (fully phased-in) (2) Basel I capital $1,139.8 $1,139.8 Increased deductions related to deferred tax assets, mortgage servicing assets, and other capital components (190.4) (190.4) Basel III (fully phased-in) capital (2) $ 949.4 $ 949.4 Risk-weighted assets – Basel I to Basel III (fully phased-in) (2) Basel I assets $4,826.0 $ 9,160.9 Net change in assets 28.7 (486.5) Basel III (fully phased-in) assets (2) $4,854.7 $8,674.4 Capital ratios Basel I (3) 23.62% 12.44% Basel III (fully phased-in) (2) 19.56% 10.94% Non – GAAP Reconciliation (cont’d) 1st Quarter 2014 Earnings Presentation 37 (1) The definition of total assets used in the calculation of the Tier 1 Leverage ratio changed from ending total assets under Basel I to quarterly average total assets under Basel III. (2) Basel III information is considered estimated and not final at this time as the Basel III rules continue to be subject to interpretation by U.S. Banking Regulators. The new capital requirements begin January 1, 2015 and will be fully phased-in on January 1, 2019. (3) The Bank is currently subject to the requirements of Basel I.

Non – GAAP Reconciliation (cont’d) 1st Quarter 2014 Earnings Presentation 38 $ in millions Q1 2013 Run Rate Q2 2013 Run Rate Q3 2013 Q4 2013 Run Rate Q1 2014 Run Rate Run Rate Fixed expenses Compensation and benefits $77.3 $70.9 $61.5 $69.6 $65.6 Occupancy and equipment 19.4 22.2 18.6 19.8 20.4 Asset resolution 16.4 15.9 16.3 3.4 11.5 Other noninterest expense (1) 48.9 34.6 39.0 39.1 26.9 Total fixed expenses $162.0 $143.6 $135.4 $131.9 $124.4 Variable expenses Commissions $17.5 $15.4 $12.1 $9.4 $7.2 Loan processing expenses 17.1 15.4 10.9 8.8 7.7 Total variable expenses $34.6 $30.8 $23.0 $18.2 $14.9 Non-recurring Items (excluded) Loss on extinguishment of debt - - - $177.6 - Incremental expenses (2) - - - 61.0 - Total non-recurring items - - - $238.6 - Total noninterest expense $196.6 $174.4 $158.4 $388.7 $139.3 Annualized fixed expenses $648.0 $574.4 $541.6 $527.6 $497.6 Annualized variable expenses $138.4 $123.2 $92.0 $72.8 $59.6 (1) Other noninterest expense includes Federal insurance premiums, legal and professional expense and other noninterest expense. (2) Included in legal and professional expense on our consolidated financial statements.

FBC LISTED NYSE 1st Quarter 2014 Earnings Presentation